                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 31, 1997.


                       GRAHAM-FIELD HEALTH PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0 8801 NY            11 2578230
(State or other jurisdiction            (Commission          (IRS Employer
      of incorporation)                File Number)          Identification No.)


400 Rabro Drive East, Hauppauge, New York                             11788
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code  (516) 582-5900


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On December 30, 1997, Graham-Field Health Products, Inc., a Delaware corporation (the "Company"), acquired Fuqua Enterprises, Inc., a Delaware corporation ("Fuqua"), pursuant to the terms and provisions of the Agreement and Plan of Merger dated as of September 5, 1997 and amended as of September 29, 1997, by and among the Company, Fuqua and GFHP Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"). Under the terms of the Merger Agreement, Sub was merged with and into Fuqua with Fuqua to continue as the surviving corporation wholly-owned by the Company (the "Merger").

                  In the Merger, each share of Fuqua's common stock, par value $2.50 per share (the "Fuqua Common Stock"), other than shares of Fuqua Common Stock canceled pursuant to the Merger Agreement, was converted into the right to receive 2.1 shares of common stock, par value $.025 per share, of the Company (the "Company Common Stock"). There were 4,482,709 shares of Fuqua Common Stock outstanding on December 30, 1997.

                  In connection with the Merger, the Company entered into a Stockholders Agreement dated as of September 5, 1997, by and among the Company, BIL (Far East Holdings) Limited, BIL Securities (Offshore) Ltd., and certain members of the Fuqua Family, pursuant to which, among other things, the Fuqua Family will have the right to designate one (1) member to the Company's Board of Directors. J. Rex Fuqua, the former Chairman of the Board of Directors of Fuqua, will become a member of the Company's Board of Directors.




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
ITEM 5.           OTHER MATTERS.

                  In addition, on December 30, 1997, the stockholders of the Company approved an increase in the number of shares available for the granting of options under the Company's Incentive Program, as amended, by 1,500,000.




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
ITEM 7.           FINANCIAL STATEMENTS PRO-FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      FINANCIAL STATEMENTS*:

                  (a)(1) FUQUA ENTERPRISES, INC.

                  AUDITED CONSOLIDATED FINANCIAL STATEMENTS:
                  Report of Independent Auditors................................       *
                  Consolidated balance sheets --
                           December 31, 1996 and 1995...........................       *
                  Consolidated statements of income --
                           December 31, 1996, 1995 and 1994.....................       *
                  Consolidated statements of cash flows --
                           December 31, 1996, 1995 and 1994.....................       *
                  Consolidated statements of stockholders' equity --
                           December 31, 1996, 1995 and 1994.....................       *
                  Notes to consolidated financial statements....................       *
                  Summary of quarterly data (unaudited).........................       *
                  Schedule II -- Valuation and qualifying accounts..............       *

                  UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:
                  Condensed consolidated balance sheets --
                           September 30, 1997 and December 31, 1996.............       *
                  Condensed consolidated statements of income - for three
                           months and nine months ended
                           September 30, 1997 and September 30, 1996............       *
                  Condensed consolidated statements of cash
                           flows -- for three months and nine
                           months ended September 30, 1997 and
                           September 30, 1996...................................       *
                  Notes to unaudited consolidated financial statements..........       *

                  (a)(2) LUMEX DIVISION OF LUMEX, INC.

                  Report of Independent Auditors................................       *
                  Balance sheets -- March 31, 1996,
                           December 31, 1995 and 1994...........................       *
                  Statements of operations -- three months ended
                           March 31, 1996 and years ended December 31, 1995,
                           1994 and 1993........................................       *
                  Statements of cash flows -- three months ended
                           March 31, 1996 and years ended
                           December 31, 1995, 1994 and 1993.....................       *
                  Notes to financial statements -- three months ended

------------------------

         * Such items were previously furnished to the Securities and Exchange Commission on December 19, 1997 as part of the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).

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

                           March 31, 1996 and years ended
                           December 31, 1995, 1994 and 1993.....................       *

                           (b) PRO-FORMA FINANCIAL INFORMATION AND INTERIM FINANCIAL STATEMENTS.

                           (b)(1)           PRO-FORMA FINANCIAL INFORMATION*




--------------

* Such items were previously furnished to the Securities and Exchange Commission on December 19, 1997 as part of the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).



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

(c)      EXHIBIT NO.       DESCRIPTION
         -----------       -----------
         2(a)              Agreement and Plan of Merger dated as               1
                           of September 5, 1997, and amended as
                           of September 29, 1997, by and among
                           Graham-Field Health Products, Inc.
                           (the "Company"), GFHP Acquisition
                           Corp. ("Sub"), and Fuqua Enterprises,
                           Inc. ("Fuqua").

         4(a)              Stockholders Agreement dated as of                  2
                           September 5, 1997, by and among the
                           Company, BIL, Irwin Selinger and the
                           Fuqua Stockholders.

         4(b)              Voting Agreement dated as of                        3
                           September 5, 1997, by and between the
                           Company and Gene J. Minotto.

         4(c)              Registration Rights Agreement dated                 4
                           as of September 5, 1997, by and among
                           the Company and the Fuqua
                           Stockholders.

         4(d)              Registration Rights Agreement dated                 5
                           as of November 25, 1997, by and among
                           the Company, Minotto Partners, L.P.
                           and Gene J. Minotto.

         4(e)              Non-Competition Agreement dated as of               6
                           September 5, 1997, by and among the
                           Company, GFHP Acquisition Corp., J.B.
                           Fuqua, and J. Rex Fuqua.

         99(a)             Press Release, dated December 30,
                           1997.




------------------------------

1. Previously filed on December 19, 1997 with the Securities and Exchange Commission (the "SEC") as Annex A to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).



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
2. Previously filed December 19, 1997 with the SEC as Annex B to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).

3. Previously filed December 19, 1997 with the SEC as Annex C to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).

4. Previously filed December 19, 1997 with the SEC as Annex D to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).

5. Previously filed December 19, 1997 with the SEC as Annex E to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).

6. Previously filed December 19, 1997 with the SEC as Annex F to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).




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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GRAHAM-FIELD HEALTH PRODUCTS, INC.



Date:  December 31, 1997      By:    /s/  Richard S. Kolodny
                                   ------------------------------------------
                                   Name:  Richard S. Kolodny
                                   Title: Vice President, General Counsel and
                                           Secretary




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
                                  EXHIBIT INDEX



ITEM NO.                            DESCRIPTION
--------                            -----------
2(a)                   Agreement and Plan of Merger dated as                   1
                       of September 5, 1997, and amended as
                       of September 29, 1997, by and among
                       Graham-Field Health Products, Inc.
                       (the "Company"), GFHP Acquisition
                       Corp. ("Sub") and Fuqua Enterprises,
                       Inc. ("Fuqua").

4(a)                   Stockholders Agreement, dated as of                     2
                       September 5, 1997, among the Company,
                       BIL, Irwin Selinger and the Fuqua
                       Stockholders.

4(b)                   Voting Agreement, dated as of                           3
                       September 5, 1997, by and between the
                       Company and Gene J. Minotto.

4(c)                   Registration Rights Agreement dated                     4
                       as of September 5, 1997, by and among
                       the Company and the Fuqua
                       Stockholders.

4(d)                   Registration Rights Agreement dated                     5
                       as of November 25, 1997, by and among
                       the Company, Minotto Partners, L.P.
                       and Gene J. Minotto.

4(e)                   Non-Competition Agreement dated as of                   6
                       September 5, 1997, by and among the
                       Company, GFHP Acquisition Corp., J.B.
                       Fuqua, and J. Rex Fuqua.

99(a)                  Press Release, dated December 30,
                       1997.


------------------------------

1. Previously filed on December 19, 1997 with the Securities and Exchange Commission (the "SEC") as Annex A to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).

2. Previously filed December 19, 1997 with the SEC as Annex B to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).



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
3. Previously filed December 19, 1997 with the SEC as Annex C to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).

4. Previously filed December 19, 1997 with the SEC as Annex D to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).

5. Previously filed December 19, 1997 with the SEC as Annex E to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).

6. Previously filed December 19, 1997 with the SEC as Annex F to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-42561).




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